                                                                      Exhibit 23

                                                          [ARTHUR ANDERSEN LOGO]

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 333-63103 and 333-42895.


/s/ Arthur Andersen LLP
- -------------------------
Arthur Andersen LLP

Chicago, Illinois
March 29, 2001